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                            Amended and Restated Contract Purchase Agreement.rtf
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                                                      KILPATRICK STOCKTON LLP
                                                          EXECUTION COPY

               AMENDED AND RESTATED CONTRACT PURCHASE AGREEMENT

      AMENDED AND RESTATED CONTRACT Purchase Agreement, dated as of August 8, 2000, by and between FIRST INVESTORS SERVICING CORPORATION (f/k/a Auto Lenders Acceptance Corporation), a Delaware corporation ("FISC" or the "SELLER"), and FIFS ACQUISITION FUNDING COMPANY, L.L.C, a Delaware corporation (the "PURCHASER").

                                    RECITALS

      WHEREAS, the Purchaser and the Seller have entered into that certain Loan and Security Agreement, dated as of October 2, 1998 among the Purchaser, as borrower, First Union Securities, Inc. (f/k/a First Union Capital Markets, a division of Wheat First Securities, Inc.,) as deal agent and documentation agent ("FUSI"), FISC, as servicer, ALAC Receivables Corp., as a seller ("ALACRC") and First Union National Bank, as liquidity agent ("FUNB") (the "LOAN AGREEMENT");

      WHEREAS, pursuant to the Loan Agreement, the Purchaser assigned its right, title and interest in the Contracts and Related Security (each as defined herein) to FUSI on behalf of the Secured Parties (as defined in the Loan Agreement);

      WHEREAS, all obligations of the Purchaser under the Loan Agreement shall be paid in full on the Closing Date (as defined herein) and FUSI, as Deal Agent under the Loan Agreement, shall cease to have a security interest in the Contracts and Related Security at such time;

      WHEREAS, simultaneously herewith the Purchaser and the Seller will enter into that certain Transfer and Servicing Agreement, dated as of August 8, 2000 by Project Brave Limited Partnership, as issuer (the "ISSUER"), FISC, as servicer and a transferor party, ALACRC, as a transferor party, FUSI, as deal agent and collateral agent, Wells Fargo Bank Minnesota, National Association, as backup servicer, collateral custodian and indenture trustee (the "TRANSFER AND SERVICING AGREEMENT");

      WHEREAS, pursuant to the Transfer and Servicing Agreement, the Purchaser will sell, transfer, assign, set over and otherwise convey to the Issuer all of its rights, title and interest to the Contracts and Related Security;

      WHEREAS, the parties to the Original Agreement (as defined below) desire to amend and restate the Original Agreement in connection with the execution and delivery of the Transfer and Servicing Agreement and the transactions contemplated thereby;

      NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Transfer and Servicing Agreement (as defined below). As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined).

AGREEMENT: This Amended and Restated Contract Purchase Agreement as such agreement may be amended, modified and/or restated.

ASSIGNMENT: The document of assignment, dated as of October 2, 1998 and duly executed by the Seller and the Confirmation of Assignment substantially in the form attached to this Agreement as EXHIBIT A.

CONTRACT: A retail installment sale contract for a Financed Vehicle which contract is, immediately prior to the transfer by the Seller hereunder, owned by the Seller free and clear of all liens.

DISPOSITION: The transfer or other disposition by the Purchaser of the Purchased Receivables in connection with the issuance and sale of securities secured by a pledge, or the creation of an interest in, all of the Purchaser's right, title and interest in and to the Purchased Receivables.

DISPOSITION PARTICIPANT: With respect to a Disposition, the trustee, custodian, the rating agencies, the underwriter, the placement agent, the credit enhancer, the purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition.

LOAN AGREEMENT: As defined in the RECITALS.

ORIGINAL AGREEMENT: The Contract Purchase Agreement, dated as of October 2, 1998 between the Purchaser and FISC.

PERMITTED LIEN: Any Lien granted pursuant to the Loan Agreement or any other Document (as defined in the Loan Agreement).

PURCHASE PRICE: $53,000,000.

PURCHASED RECEIVABLE: Any Contract, any interest in which is transferred by the Seller to the Purchaser under this Agreement, together with the Related Security related to such Contract.

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RELATED SECURITY: As to any Contract, (i) the interest of the Seller in all security interests and liens in or on the Financed Vehicle and any accessions thereto granted by an Obligor pursuant to such Contract; (ii) the interest of the Seller in any proceeds from claims on all insurance policies covering such Financed Vehicle or Obligor; (iii) the interest of the Seller in all rebates or premiums and other amounts relating to insurance policies and other items financed under such Contracts as of the Closing Date.

SELLER:  As defined in the PREAMBLE.

TRANSFER AND SERVICING AGREEMENT:  As defined in the RECITALS.

                                   ARTICLE II

                         PURCHASE AND SALE OF CONTRACTS

      2.1   TRANSFER OF CONTRACTS.

      The Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser as of the Original Closing Date, without recourse (i) all right, title and interest of the Seller in and to each Contract listed on SCHEDULE A hereto, and all monies paid thereon, and due thereon, at or after the Original Closing Date, as applicable, whether such amounts are considered accounts, general intangibles or other property; (ii) all Related Security; and (iii) the proceeds of any and all of the foregoing.

      2.2   PAYMENT FOR CONTRACTS.

      Pursuant to the Original Agreement, the Purchaser paid for the Contracts by causing the Purchase Price thereof to be paid to the Seller in cash.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      3.1   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

      The Purchaser hereby represents and warrants to the Seller as of the date hereof:

      (a) ORGANIZATION, ETC. The Purchaser has been duly incorporated and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

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      (b) DUE AUTHORIZATION AND NO VIOLATION. This Agreement has been duly authorized, executed and delivered by the Purchaser, and is the valid, binding and enforceable obligation of the Purchaser except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Purchaser), or (except as contemplated by the Basic Documents) result in the creation or imposition of any Lien, charge or encumbrance (in each case material to the Purchaser) upon any of the property or assets of the Purchaser pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Purchaser is a debtor or guarantor, nor will such action result in any violation of the provisions of the Limited Liability Company Agreement of the Purchaser.

      (c) NO LITIGATION. No legal or governmental proceedings are pending to which the Purchaser is a party or of which any property of the Purchaser is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Purchaser and will not materially and adversely affect the performance by the Purchaser of its obligations under, or the validity and enforceability of, this Agreement.

      3.2   REPRESENTATIONS AND WARRANTIES OF THE SELLER.

      (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof:

            (i) ORGANIZATION, ETC. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification.

            (ii) POWER AND AUTHORITY. The Seller has full power and authority to sell and assign the property to be sold and assigned to the Purchaser hereunder and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action. This Agreement has been duly authorized, executed and delivered by the Seller and shall constitute the legal, valid and binding obligation of the Seller except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

            (iii) NO VIOLATION. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Seller and its subsidiaries considered as a whole), or result in the creation or imposition of any adverse claim, charge or encumbrance (in each case material to the Seller and its subsidiaries considered as a whole) upon any of the property or assets of the

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      Seller pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Seller is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Seller.

            (iv) NO PROCEEDINGS. No legal or governmental proceedings are pending to which the Seller is a party or of which any property of the Seller is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the validity or collectability of the Contracts, or upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Seller and its subsidiaries considered as a whole and will not materially and adversely affect the performance by the Seller of its obligations under, or the validity and enforceability of, this Agreement.

            (v) NO ADVERSE EVENTS. No event has occurred that would have a material adverse effect on the Contracts, the ability of the Seller to collect the Contracts or to perform its obligations hereunder or the ability of the Purchaser to collect the Contracts.

      (b) The Seller makes the following representations and warranties as to the Contracts on which the Purchaser relies in purchasing the Contracts. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Original Closing Date, as the case may be, with respect to each Contract, but shall survive the sale, transfer, and assignment of the Contracts to the Purchaser:

            (i) On the Closing Date, the Seller will have a valid and enforceable first priority security interest in the related Financed Vehicle, and such security interest will be duly perfected and will be prior to all other present and future liens and security interests (except future tax liens and liens that, by statute, may be granted priority over previously perfected security interests and any Permitted Liens) that now exist or may hereafter arise, and the Seller has the full right to assign such security interest to the Purchaser.

            (ii) On and after the Original Closing Date, there shall exist under such Contract a valid, subsisting, and enforceable first priority perfected security interest in the related Financed Vehicle (other than, as to the priority of such security interest, any statutory lien arising by operation of law after the Original Closing Date which is prior to such interest) and, following the grant of all of the Seller's right, title and interest in and to such security interest to the Purchaser, at such time as enforcement of such security interest is sought there shall exist in favor of the Purchaser a valid, subsisting, and enforceable first priority perfected security interest (other than, as to the priority of such security interest, any statutory lien arising by operation of law after the Original Closing Date which is prior to such interest) in the related Financed Vehicle.

            (iii) If such Contract was originated in a state in which notation of a security interest on the title document for the Financed Vehicle securing such Contract is required

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
      or permitted to perfect such security interest, the title document for such Financed Vehicle shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document will show, the Seller as the sole holder of a security interest in such Financed Vehicle. If such Contract was originated in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show the Seller as the sole holder of a first priority security interest in such Financed Vehicle, and in either case the Purchaser has the same rights as the Seller has or would have (if the Seller were still the owner of a Purchased Receivable) against the Obligor and all creditors of the Obligor claiming an interest in such Financed Vehicle.

            (iv) Immediately prior to the Original Closing Date: (i) such Contract had not been sold, assigned, or pledged by the Seller to any Person; (ii) the Seller had good and marketable title thereto free and clear of any encumbrance, equity, pledge, charge, claim or security interest; (iii) the Seller was the sole owner thereof and had full right to sell the Contract to the Purchaser and upon the sale thereof to the Purchaser, the Purchaser will have good and marketable title thereto and will own such Contracts free and clear of any encumbrances. Such Contract was acquired by the Seller, from an automobile or light truck dealer (a "DEALER") with which the Seller does business, pursuant to a written agreement between the Seller and such Dealer. Such Dealer had full right to assign to the Seller such Contract and the security interest in the related Financed Vehicle. The Seller has full right to sell to the Purchaser such Contract and the security interest in the related Financed Vehicle.

            (v) As of the Original Closing Date, there is no lien against the related Financed Vehicle for delinquent taxes.

            (vi) Such Contract, and the sale of the Financed Vehicle securing such Contract, where applicable, complied, at the time it was made, and now complies, in all material respects with applicable state and federal laws (and regulations thereunder), including, without limitation, usury, disclosure and consumer protection laws, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, and applicable state laws regulating retail installment sales contracts in general and motor vehicle retail installment sales contracts and loans in particular, and the receipt of interest on, and the ownership of, such Contract by the Purchaser will not violate any such laws and the related Obligor has no right of rescission or cancellation, claims or defenses, set-offs, or counterclaims of any kind whatsoever as to or against the contract evidencing a related Contract.

            (vii) The Contract constitutes the entire agreement between the Seller (as assignee of the related originator) and the related Obligor.

            (viii) At the time of origination of such Contract, the proceeds of such Contract were fully disbursed, and there is no requirement for future advances thereunder,

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
      and all fees and expenses in connection with the origination of such Contract have been paid.

            (ix) As of the Original Closing Date, other than a Contract as to which any payment or portion thereof required to be made by the Obligor thereof has not been made for less than 31 days following the due date thereof and any Contract that constitutes a Delinquent Contract or Defaulted Contract, there is no default, breach, violation or event of acceleration existing under any such Contract and no event which, with the passage of time or with notice or with both, would constitute a default, breach, violation or event of acceleration under any such Contract. The Seller has not, other than as to any Contract that constitutes a Delinquent Contract or Defaulted Contract, waived any such default, breach, violation or event of acceleration.

            (x) In connection with the Seller's acquisition of such Contract, the Seller required the related Obligor to furnish evidence that the related Financed Vehicle was covered by a comprehensive and collision insurance policy naming the Seller as loss payee and insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage in an amount equal to the actual cash value of the related Financed Vehicle.

            (xi) Such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Financed Vehicle of the benefits of the security.

            (xii) The collection practices used with respect to such Contract have been in all material respects legal, proper, prudent and customary in the automobile installment sales contract or installment loan servicing business as applied with respect to obligors with credit standings comparable to that of the Obligor.

            (xiii) The chief executive office of the Seller, the principal place of business of the Seller and the office where the Seller keeps its records concerning the contracts for a period of not less than four (4) months prior to August 8__, 2000 have been located and shall be maintained in the State of Georgia.

            (xiv) [reserved].

            (xv) [reserved].

            (xvi) [reserved].

            (xvii) The Seller has provided to the Servicer the sole original counterpart of such Contract, as amended, and the related title document or the application for title document, previously in the possession of the Seller.

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
            (xviii) Such Contract constitutes "chattel paper" for purposes of
      Section 9-105(a)(ii) and 9-308 of the UCC. The Seller's electronic ledgers have been marked as provided in the Transfer and Servicing Agreement with respect to such Contract.

            (xix) Such Contract was not originated in, nor is it subject to the law of, any jurisdiction, the laws of which would make unlawful the sale, transfer or assignment of such Contract, under this Agreement, including any repurchase in accordance with this Agreement.

            (xx) Such Contract is in full force and effect in accordance with its respective terms and neither the Seller nor the related Obligor has suspended or reduced any payments or obligations due or to become due thereunder by reason of a default by the other party to such Contract and there are no proceedings pending, or to the best of the Seller's knowledge, threatened, wherein the related Obligor or any governmental agency has alleged that such Contract is illegal or unenforceable.

            (xxi) Each contract evidencing a Contract being acquired by the Purchaser is substantially similar to one of the Seller's standard form contracts except for immaterial modifications or deviations therefrom in accordance with state law which will not have a material adverse effect on the Purchaser or any pledgee from the Purchaser and will not reduce the scheduled payments thereunder or other payments due under the Contracts.

            (xxii) The Seller has duly fulfilled all obligations to be fulfilled on the Seller's part under or in connection with the origination, acquisition and disposition of such Contract, including, without limitation, giving any notices or consents necessary to effect the acquisition of such Contracts by the Purchaser, and has done nothing to impair the rights of the Secured Parties in such Contracts or payments with respect thereto. The Seller has obtained all necessary licenses, permits and charters required to be obtained by the Seller, which failure to obtain would render any Contract, this Agreement, the Notes, the Transfer and Servicing Agreement or any other Basic Document unenforceable and would have a material adverse effect on the Purchaser or any pledgees of the Purchaser.

            (xxiii) [reserved].

            (xxiv) The contract securing such Contract arose from a bona fide sale in the ordinary course of the Dealer's business.

            (xxv) Such Contract represents the sale of goods described in the contract evidencing the Contract.

            (xxvi) Such Contract is exclusive and contains all the terms and conditions of the related contract.

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
            (xxvii) To the best of the Seller's knowledge, all signatures, names, addresses, telephone numbers, figures and other statements of fact set forth in the contract evidencing the Contract are genuine, true and correct.

            (xxviii) To the best of the Seller's knowledge, no part of the down payment, or any installment, has been loaned by the originator to the related Obligor.

            (xxix) To the best of the Seller's knowledge, all credit information provided to the Purchaser is true and correct and reported as received from the Obligor.

            (xxx) To the best of the Seller's knowledge, the Obligor is in fact the primary or sole operator of the related Financed Vehicle.

            (xxxi) Each Contract listed on the Contract List constitutes an Eligible Contract.

            (xxxii) Each Contract listed on the Delinquent Contract List is a Delinquent Contract.

            (xxxiii) Each Contract listed on the Defaulted Contract List is a Defaulted Contract.

            (xxxiv) The sale of any extended service agreement to the related Obligor complied at the time of such sale with all applicable state and federal laws (and regulations thereunder), including without limitation, insurance, usury, disclosure and consumer protection laws, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, and applicable state laws regulating extended service agreements and insurance, and the ownership of any such extended service agreement will not violate any such laws.

            (xxxv) [reserved].

            (xxxvi) [reserved].

            (xxxvii) The Deal Agent will be entitled to receive all amounts due to an Obligor or lienholder upon cancellation by an Obligor of an extended service agreement or any credit life insurance policy and accident and health insurance policy relating to a Financed Vehicle or an Obligor.

            (xxxviii) All rights (but not obligations) of the Seller under each extended service agreement and each credit life insurance policy and accident and health insurance policy relating to a Financed Vehicle or an Obligor have been assigned by the Seller to the Purchaser.

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            (xxxix) No Contract has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released, in whole or in part, from the lien granted by the related Contract.

            (xxxx) It is the intention of the Seller that the transfer and assignment contemplated by this Agreement constitutes a sale of the related Contracts from the Seller to the Purchaser and that the beneficial interest in and title to the Contracts shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

            4.1   CONDITIONS PRECEDENT.

      The effectiveness of this Agreement is subject to the following conditions precedent:

      (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Seller hereunder shall be true and correct at the Closing Date with respect to each Contract, with the same effect as if then made.

      (b) DOCUMENTS TO BE DELIVERED BY THE SELLER.

            (i) THE ASSIGNMENT. As provided herein, the Seller shall have executed and delivered the Assignment, which shall be substantially in the form of EXHIBIT A.

            (ii) EVIDENCE OF UCC FILING. The Seller shall have recorded and filed, at its own expense, a UCC-1 financing statement in each jurisdiction in which filing is required by applicable law, executed by the Seller, as seller of the Contracts, and naming the Purchaser, as purchaser of the Contracts, and the Collateral Agent, as assignee, describing the Contracts and the other property conveyed hereunder, meeting the requirements of the laws of each jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Contracts to the Purchaser. The Seller shall deliver to the Purchaser, the Collateral Agent, the Indenture Trustee and the Deal Agent a file-stamped copy, or other evidence satisfactory to the Purchaser and the Deal Agent of such filing.

            (iii) OTHER DOCUMENTS. All other documents in the possession of the Seller relating to the Contracts and any other document requested by the Deal Agent to be delivered shall have been delivered by the Seller.

      (c) TRANSFER AND SERVICING AGREEMENT. The Transfer and Servicing Agreement shall have been duly executed by each of the parties thereto.

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                                    ARTICLE V

                             COVENANTS OF THE SELLER

      The Seller agrees with the Purchaser as follows:

      5.1   PROTECTION OF RIGHT, TITLE AND INTEREST.

      (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements and any required documentation all in such manner and in such places as may be required by law fully to preserve, maintain and protect the ownership interest of the Purchaser in the Purchased Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser, the Issuer, the Collateral Agent and the Deal Agent filed-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) The Seller shall not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402 of the UCC, unless it shall have given the Purchaser, the Issuer, the Collateral Agent and the Deal Agent at least thirty days' prior written notice thereof and shall have filed appropriate amendments to all previously filed financing statements or continuation statements prior to such changes.

      (c) The Seller shall give the Purchaser, the Issuer, the Collateral Agent, and the Deal Agent at least thirty days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file any such amendment prior to any such relocation. The Seller shall at all times maintain its principal executive office within the United States of America.

      (d) The Seller shall maintain its computer systems so that, from and after the time of sale hereunder of the Contracts to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a Purchased Receivable shall indicate clearly the interest of the Issuer in such Purchased Receivable and that such Purchased Receivable is owned by the Issuer. Indication of the Issuer's ownership of a Purchased Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the Purchased Receivable shall have been paid in full or repurchased.

      (e) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive installment sale contracts to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up

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archives) that, if they shall refer in any manner whatsoever to any Purchased
Receivable, the same shall indicate clearly that such Purchased Receivable has been sold to and is owned by the Issuer.

      (f) [Reserved.]

      (g) Upon the written request of the Deal Agent, upon written request from the Secured Parties, the Seller shall give written notice by regular mail, addressed to the Obligor under such Contract, in form acceptable to the Purchaser, to the effect that such Purchased Receivable has been sold and assigned to the Purchaser.

      (h) The Seller shall permit the Purchaser and its agents and the Deal Agent and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Purchased Receivable.

      (i) The Seller shall, or shall cause the Servicer to, provide a list to the Deal Agent of all outstanding Purchased Receivables, such list to be delivered to the Deal Agent, as of the end of each month, on the fifteenth Business Day after the end of each such month, beginning with May, 2000. Upon request, the Seller shall furnish to the Purchaser and the Deal Agent, within five Business Days, a list of all Purchased Receivables (by contract number and name of Obligor) previously sold to the Purchaser pursuant to this Agreement.

      (j) The Seller will not amend, and shall not permit any amendment to any extended service agreement relating to the Financed Vehicles related to the Purchased Receivables which would adversely affect its ability and right to receive refunds under such contracts, or which would adversely affect the rights of any of the Deal Agent, the Issuer, the Collateral Agent, the Liquidity Agent, the Secured Parties, or the Purchaser.

      (k) The Seller agrees, for the benefit of the Secured Parties, to take all reasonable measures to enforce any right to a refund due to it under any extended service agreement related to the Purchased Receivables.

      5.2   OTHER LIENS OR INTERESTS.

      Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any adverse claim on any interest in the Purchased Receivables, and the Seller shall defend the right, title, and interest of the Issuer in, to and under the Purchased Receivables against all claims of third parties claiming through or under the Seller.

      5.3   COSTS AND EXPENSES.

      The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Purchased Receivables, including, without limitation, Financed Vehicles and the Seller shall take, at its expense, any additional action required by the Purchaser or the Deal Agent in order to protect the Purchaser's and the Collateral Agent's (on behalf of the Secured Parties) interests in the Purchased Receivables, including, without limitation, the Financed Vehicles and, in connection therewith, shall execute and file such financing statements, or amendments thereto, continuation statements, and such other instruments, documents, or notices as may be requested by the Purchaser, the Collateral Agent or the Deal Agent.

      5.4   INDEMNIFICATION.

      The Seller shall indemnify the Purchaser, the Issuer, the Collateral Agent, the Deal Agent and each Secured Party for any liability as a result of the failure of a Purchased Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

      5.5   SALE.

      Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

      5.6   SELLER'S RECEIPT OF PAYMENT.

      Seller agrees that any amounts received by Seller in respect of any of the Purchased Receivables after the Closing Date applicable thereto shall be received in trust for the benefit of the Purchaser, shall be segregated from other funds of the Seller and shall immediately be paid over to the Class A Sub-Account in the same form as so received (with any necessary endorsement).

      5.7   THE SELLER TO COOPERATE WITH DISPOSITION OF PURCHASED
RECEIVABLES.

      In consideration of the Purchase Price and other consideration received hereunder, the Seller hereby agrees and covenants that in connection with each Disposition in which the Purchaser disposes of any of the Purchased Receivables sold to it by the Seller, the Seller shall:

      (a) make such representations and warranties concerning the Purchased Receivables as of the initial transfer date of the related Disposition to such Disposition Participants as may be reasonably requested in connection with the Disposition; PROVIDED that the Seller shall not be required to make any representations or warranties that would increase the scope or substance of such representations and warranties beyond the substance of those set forth herein;

      (b) negotiate in good faith with the Purchaser and other Disposition Participants to provide such additional representations and warranties concerning the Purchased Receivables that may be reasonably requested in the future by Disposition Participants;

      (c) supply, at the Purchaser's sole cost and expense, such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination and servicing of the Purchased Receivables as the Purchaser or any Disposition Participant shall reasonably request to effect a Disposition;

      (d) make itself available for and engage in good faith consultation with the Purchaser and Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to the Seller or the Purchased Receivables in connection with a Disposition and shall use reasonable efforts, at the Purchaser's sole cost and expense, to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation; and

      (e) take such further actions as may be reasonably requested of or deemed appropriate by the Purchaser or a Disposition Participant in order to effect a Disposition, including without limitation, delivery of any additional documents to the Collateral Custodian for inclusion with the Contract Files;

PROVIDED that notwithstanding anything in this Agreement to the contrary, (a) the Seller shall have no liability for the Purchased Receivables arising from or relating to the ongoing ability or willingness of Obligor under any Purchased Receivable to pay under the Purchased Receivables, (b) none of the indemnities hereunder shall constitute a guarantee by the Seller of the collectibility of amounts due under the Contracts, (c) the Seller shall have no obligation with respect to the inability or unwillingness of a Obligor under any Purchased Receivable to pay principal, interest or other amount owing by such Obligor under the Contracts, and (d) the Seller shall only be required to enter into documentation in connection with Dispositions that is consistent with industry practice with respect to Dispositions among similarly situated third party sellers.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

      6.1   OBLIGATION OF SELLER.

      The obligations of the Seller under this Agreement shall not be affected by reason of the invalidity, illegality or irregularity of any Contract.

      6.2   REPURCHASE EVENT.

      The Seller hereby covenants and agrees with the Purchaser (for the benefit of the Collateral Agent, for the benefit of the Secured Parties), that the Seller shall promptly repurchase from the Purchaser any Purchased Receivable, for an amount equal to the Contract Principal Balance thereof, together with accrued interest thereon through the date of repurchase in cash, with respect to which the following event ("REPURCHASE EVENT") shall have occurred: any representation and warranty of the Seller contained in SECTION 3.2(B) shall have been breached with respect to such Purchased Receivable as of the applicable date set forth therein. Subject to the provisions of SECTION 5.4, this repurchase obligation of the Seller shall constitute the sole remedy of the Purchaser against the Seller with respect to any Repurchase Event. With respect to all Purchased Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all of the Purchaser's right, title and interest in and to such Purchased Receivables, and all security and documents relating thereto.

      6.3   TERMINATION.

      The obligations of the Seller hereunder shall terminate at such time as all Secured Obligations of the Issuer are paid in full.

      6.4   AMENDMENT.

      This Agreement may be amended from time to time by a written instrument duly executed and delivered by the Seller and the Purchaser; PROVIDED, HOWEVER, that no such amendment shall be effective without a prior written consent of the Deal Agent.

      6.5   COLLATERAL ASSIGNMENT.

      Notwithstanding anything to the contrary contained herein, each Seller hereby (a) acknowledges and consents that (i) the Purchaser has assigned its rights hereunder and its interest herein to the Issuer pursuant to the Transfer and Servicing Agreement and (ii) the Issuer has assigned its rights hereunder and its interest herein to the Collateral Agent on behalf of the Indenture Trustee for the benefit of the Secured Parties under the Indenture and (b) agrees to attorn to the Collateral Agent in the event of its succession to the rights and interest of the Purchaser hereunder by reason of foreclosure or otherwise.

      6.6   POWER OF ATTORNEY.

      The parties recognize that, notwithstanding the sale and assignment of a Contract to the Purchaser pursuant to this Agreement, it may not be practicable under applicable state recordation procedures to substitute the Purchaser for the Seller as the lienholder identified on the certificate of title or similarly recorded instrument pertaining to the related Financed Vehicle. Accordingly, with respect to each Purchased Receivable, the Seller hereby grants to the Purchaser, and to any servicing agent who may service such Purchased Receivable for the Purchaser, an irrevocable power of attorney, coupled with interest, to enforce, in the name, place and stead of the Seller, all rights and remedies of the holder of such Purchased Receivable and of the security interests in the related Financed Vehicle. The Seller agrees to provide, promptly upon the request of the Purchaser or such servicer, any additional documentation which they may reasonably require to evidence, or otherwise to more perfectly vest, the irrevocable power of attorney granted hereby.

      6.7   WAIVERS.

      No failure or delay on the part of any party in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy.

      6.8   NOTICES.

      All communications and notices directed to either party pursuant to this Agreement shall be in writing addressed or delivered to it at its address set forth under its name on the signature pages hereof, to the Deal Agent or the Collateral Agent at: First Union Securities, Inc., One First Union Center, TW-9, Charlotte, North Carolina 28288, Attn: Conduit Administration, to the Backup Servicer, Collateral Custodian or Indenture Trustee at: MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, MN 55479, Attn: Corporate Trust Services - Asset-Backed Administration or at such other address as may be designated by it by notice to other party and, if mailed or transmitted by facsimile transmission, shall be deemed given when mailed or transmitted.

      6.9   COSTS AND EXPENSES.

      The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Purchased Receivables and the enforcement of any obligation of the Seller hereunder.

      6.10  HEADINGS AND CROSS REFERENCES.

      The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provisions of this Agreement.

      6.11  GOVERNING LAW.

      This Agreement and the Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

      6.12  COUNTERPARTS.

      This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

      6.13  NO PROCEEDINGS.

      The Seller agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Purchaser.

      6.14  THIRD PARTY BENEFICIARY.

      Each of the parties hereto agree that the Collateral Agent on behalf of the Indenture Trustee, for the benefit of the Secured Parties, is a third party beneficiary of this Agreement.

      6.15  ASSIGNMENT.

      This Agreement may not be assigned by either party hereto without the prior written consent of the Deal Agent.

      IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunder to duly authorized as of the date and year first above written.

                          FIRST INVESTORS SERVICING CORPORATION


                          By: ____________________________________________
                                Name:
                                Title:

                                First Investors Servicing Corporation
                                380 Interstate North Parkway, 3rd Floor
                                Atlanta, GA 30339

                                Attention:  Bennie H. Duck
                                Facsimile No.:  (770) 956-3800
                                Confirmation No.:  (770) 956-3825



                          FIFS ACQUISITION FUNDING COMPANY, L.L.C.

                          By FIALAC Holdings, Inc., as Manager


                          By: ____________________________________________
                                Name: Bennie H. Duck
                                Title:  Vice President of FIALAC Holdings, Inc.

                                FIFS Acquisition Funding Company, L.L.C.
                                675 Bering Drive
                                Suite 710
                                Houston, TX 77057

                                Attention:  Bennie H. Duck
                                Facsimile No.:  (770) 956-3800
                                Confirmation No.:  (770) 956-3825

Acknowledged and Accepted
this __ day of August, 2000:

FIRST UNION SECURITIES, INC.,
  as Deal Agent under the Loan Agreement


By: ____________________________________
      Name:
      Title:

                                    Exhibit A

                           Confirmation of Assignment

      FOR VALUE RECEIVED, in accordance with the Amended and Restated Contract Purchase Agreement dated as of August 8, 2000 (the "PURCHASE AGREEMENT") between the undersigned and the Purchaser (the "PURCHASER"), the undersigned does certify that it has sold, assigned, transferred and otherwise conveyed unto the Purchaser, without recourse, all right, title and interest of the undersigned in and to:

      (A) all motor vehicle installment sales contracts, any interest in which the undersigned has transferred to the Purchaser under the Purchase Agreement (the "PURCHASED RECEIVABLE") and all monies paid thereon, and due thereon, at or after the Original Closing Date as applicable, whether such amounts are considered accounts, general intangibles or other property;

      (B) together with (i) the interest of the undersigned in all security interests and liens in or on the Financed Vehicle and any accessions thereto granted by an Obligor pursuant to the Purchased Receivables, and all monies paid thereon, and due thereon, at or after the Original Closing Date, as applicable whether such amounts are considered accounts, general intangibles or other property, (ii) the interest of the undersigned in any proceeds from claims on any physical damage, credit life, credit disability, credit insurance or other insurance policies covering such Financed Vehicle or Obligor, (iii) the interest of the undersigned in all rebates of premiums and other amounts relating to insurance policies and other items financed under the Purchased Receivables as of the Original Closing Date, and (iv) the proceeds of any and all of the foregoing.

      This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed, effective as of the Closing Date.

                              FIRST INVESTORS SERVICING CORPORATION


                              By: ______________________________________
                                    Name: ______________________________
                                    Title: _____________________________

                                   SCHEDULE A

                                  Contract List

                             [See Tab A 1 Exhibit A]